Exhibit 1

                             JOINT FILING AGREEMENT

         Pursuant to Rule 13d-1(f) promulgated under the Securities Exchange Act of 1934, as amended, the undersigned each hereby agrees to the joint filing, on behalf of each of the undersigned, of this Schedule 13D dated December 14, 1998, and all subsequent amendments thereto.

         This Joint Filing Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

Dated:   December 14, 1998.

                           SALADRIGAS FAMILY LIMITED
                           PARTNERSHIP

                           By:      SALADRIGAS HERITAGE
                                    INVESTMENTS, INC., its general partner

                                    By:    /S/ CARLOS A. SALADRIGAS
                                       -----------------------------------------
                                             Name: Carlos A. Saladrigas
                                             Title:    President

                           By:      /S/ CARLOS A. SALADRIGAS
                              --------------------------------------------------
                                    Name:    Carlos A. Saladrigas


                           By:      /S/ JOSE M. SANCHEZ
                              --------------------------------------------------
                                    Name:    Jose M. Sanchez


                           By:      /S/ MICHAEL J. GATSAS
                              --------------------------------------------------
                                    Name:     Michael J. Gatsas


                           By:      /S/ THEODORE L. GATSAS
                              --------------------------------------------------
                                    Name:     Theodore L. Gatsas


                           GATSAS FAMILY LIMITED PARTNERSHIP

                           By:      MJG INVESTMENTS, LLC, its general
                                    partner

                                    By:      /S/ MICHAEL J. GATSAS
                                       -----------------------------------------
                                             Name: Michael J. Gatsas
                                             Title:   Member